UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     JUNE 14, 2005

                                ISP CHEMCO INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                   DELAWARE
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                (State or Other Jurisdiction of Incorporation)

                333-17827-01                          51-0382622
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          (Commission File Number)         (IRS Employer Identification No.)

         300 DELAWARE AVENUE
               SUITE 303
          WILMINGTON, DELAWARE                              19801
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 (Address of Principal Executive Offices)                (Zip Code)

                                (302) 427-5818
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             (Registrant's Telephone Number, Including Area Code)

                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            ADDITIONAL REGISTRANTS


                                                                                    Address, including zip code
                             State or other                                         and telephone number,
                             jurisdiction of                                        including area code, of
Exact name of registrant as  incorporation or       Registration No./I.R.S.         registrant's principal
specified in its charter     organization           Employer Identification  No.    executive offices
---------------------------  ----------------       ----------------------------    ---------------------------
ISP Chemicals Inc.           Delaware               333-70144-08/                   Route 95 Industrial Area,
                                                    22-3807357                            P.O. Box 37
                                                                                    Calvert City, KY 42029
                                                                                        (270) 395-4165

ISP Minerals Inc.            Delaware               333-70144-07/                      34 Charles Street
                                                    22-3807370                       Hagerstown, MD 21740
                                                                                        (301) 733-4000

ISP Technologies Inc.        Delaware               333-70144-09/                  4501 Attwater Avenue and
                                                    22-3807372                         State Highway 146
                                                                                     Texas City, TX 77590
                                                                                        (409) 945-3411


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS


    (d) On June 14, 2005, the Board of Directors of ISP Chemco Inc. (the "Company") elected Stephen R. Olsen and Steven E. Post as directors of the Company.












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


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ISP CHEMCO INC.
                                                 ISP CHEMICALS INC.
                                                 ISP MINERALS INC.
                                                 ISP TECHNOLOGIES INC.



Dated:  June 14, 2005                 By:        /s/ Kenneth M. McHugh
                                                 ---------------------
                                      Name:      Kenneth M. McHugh
                                      Title:     Vice President and Controller





















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